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Prospectus Supplement (State of Massachusetts) August 10, 1999*

Variable Second-to-Die Life Insurance  (April 30, 1999) S-6196 J (6/99)

In Massachusetts the Death benefit guarantee to age 85 and the Death benefit guarantee to age 100 provisions do not apply. The sections on pages 4, 6,and 18 that describe the provisions are not applicable in Massachusetts.

S - 6196 1 A (8/99)
*Destroy May 1, 2000